UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 10, 2019

Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55201	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders (the “Annual Meeting”) of Healthcare Trust, Inc. (the “Company”) was initially called to order on May 6, 2019 and reconvened on May 10, 2019. At the reconvened Annual Meeting on May 10, 2019, the Company’s stockholders re-elected, by a plurality of the votes cast at the Annual Meeting, Edward G. Rendell and Elizabeth K. Tuppeny as the Class II directors to serve until the Company’s 2022 annual meeting of stockholders and until his or her successor is duly elected and qualifies.

The Company’s stockholders also ratified, by a majority of the votes cast at the Annual Meeting, the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 47,131,369 shares of the Company’s common stock, out of a total number of 91,986,536 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 51.2% of the shares entitled to be voted. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Class II Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Edward G. Rendell	35,920,440	2,983,260	3,234,757	4,992,912
Elizabeth K. Tuppeny	36,597,228	2,438,842	3,102,387	4,992,912

Proposal 2 – Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019:

Votes For	Votes Against	Abstain	Broker Non-Votes
43,761,728	973,615	2,396,026	*

*	No broker non-votes arose in connection with Proposal No. 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST, INC.

Date: May 10, 2019	By:	/s/ Katie P. Kurtz
Katie P. Kurtz Chief Financial Officer, Secretary and Treasurer